UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2017

Document Security Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

New York	001-32146	16-1229730
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Canal View Boulevard
Suite 300
Rochester, NY	14623
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 1, 2017, Document Security Systems, Inc. (the “Company”) held its annual meeting of stockholders at the Sheraton New York Times Square Hotel located at 811 7th Avenue, New York, New York 10019. A total of 10,579,144 shares of common stock representing 77.28% of the aggregate shares outstanding and eligible to vote and constituting a quorum were represented in person or by valid proxies at the annual meeting.

Robert Fagenson, Jeffrey Ronaldi, Robert Bzdick, Joseph Sanders, Warren Hurwitz, Heng Fai Ambrose Chan, Pamela Avallone, William Lerner and Clark Marcus were each elected as directors of the Company to serve until the next annual meeting of stockholders.

The stockholders ratified the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The stockholders did not approve the non-binding advisory proposal to approve the compensation disclosed in the Proxy Statement of the Company’s executive officers who are named in the Proxy Statement’s Summary Compensation Table.

The final voting results on these matters were as follows:

1.	Election of Directors:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Robert Fagenson	2,147,566	1,778,856	5,688	6,647,034
Jeffrey Ronaldi	2,454,421	1,181,127	296,562	6,647,034
Warren Hurwitz	2,095,288	1,791,407	45,415	6,647,034
Robert Bzdick	1,983,828	1,885,872	62,410	6,647,034
Heng Fai Ambrose Chan	3,115,703	541,850	274,557	6,647,034
Joseph Sanders	3,205,677	429,873	296,560	6,647,034
Pamela Avallone	2,580,831	1,055,372	295,907	6,647,034
William Lerner	2,279,751	1,599,496	52,863	6,647,034
Clark Marcus	3,292,646	337,649	301,815	6,647,034

2. Ratification of appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

8,065,425	2,500,990	12,729	0

3. Non-Binding Advisory Approval of Executive Compensation set forth in the Company’s Proxy Statement Summary Compensation Table:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

1,825,233	2,047,251	59,626	6,647,034

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2017

DOCUMENT SECURITY SYSTEMS, INC.

/s/ Jeffrey Ronaldi
	By:	Jeffrey Ronaldi
	Title:	Chief Executive Officer